                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints and hereby authorizes Jerome B. Richter and Ian T. Bothwell, separately, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do separately and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signature                                      Title                             Date
---------                                      -----                             ----
/s/ JEROME B. RICHTER         Chairman of the Board, President               July 14, 2000
--------------------------    and Chief Executive Officer
Jerome B. Richter

                              Vice President, Treasurer,                     July 14, 2000
/s/ IAN T. BOTHWELL           Assistant Secretary, Chief Financial
--------------------------    Officer, Principal Accounting
Ian T. Bothwell               Officer and Director


/s/ JORGE R. BRACAMONTES      Executive Vice President,                      July 14, 2000
--------------------------    Secretary and Director
Jorge R. Bracamontes


/s/ JERRY L. LOCKETT          Vice President and Director                    July 14, 2000
--------------------------
Jerry L. Lockett

/s/ KENNETH G. OBERMAN        Director                                       July 14, 2000
--------------------------
Kenneth G. Oberman


/s/ STEWART J. PAPERIN        Director                                       July 14, 2000
--------------------------
Stewart J. Paperin


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